T-REX 2X LONG TESLA DAILY TARGET ETF

Ticker: TSLT

T-REX 2X INVERSE TESLA DAILY TARGET ETF

Ticker: TSLZ

T-REX 2X LONG NVIDIA DAILY TARGET ETF

Ticker: NVDX

T-REX 2X INVERSE NVIDIA DAILY TARGET ETF

Ticker: NVDQ

(each, a “Fund” and collectively, the “Funds”)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

833-759-6110

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Dated October 6, 2023, as amended November 13, 2023 and June 14, 2024

The following is added to the section of the Prospectus titled “Additional Information About the Funds’ Investments – Non-Principal Investments”

Common Stock (T-REX 2X Long Tesla Daily Target ETF and T-REX 2X Long NVIDIA Daily Target ETF Only)

The T-REX Long TESLA Daily Target ETF may invest directly in stock issued by TSLA, Inc. and the T-REX Long NVIDIA Daily Target ETF may invest directly in stock issued by NVIDIA, Corp. Common stock represents an equity or ownership interest in an issuer and subjects the particular Fund to the risks of ownership with respect to such issuer.

Purchased Options (T-REX 2X Long Tesla Daily Target ETF and T-REX 2X Long NVIDIA Daily Target ETF Only)

The Funds may purchase exchange traded call options, including “FLEX Options.” Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

FLexible EXchange® Options (“FLEX Options”) are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (OTC) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options are listed on the Chicago Board Options Exchange.

The following is added to the section of the Prospectus titled “Additional Information About Risk”

Options Contracts (T-REX 2X Long Tesla Daily Target ETF and T-REX 2X Long NVIDIA Daily Target ETF Only). The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Funds, the values of the options contracts in which the Fund invests are substantially influenced by the values of the applicable underlying instruments. The Funds may experience substantial downside from specific option positions and certain option positions held by a Fund may expire worthless. The options held by the Funds are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to expiry, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the reference asset, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Funds will be determined based on market quotations or other recognized pricing methods. As the options contracts are exercised or expire the Fund may enter into new options contracts, a practice referred to as rolling.

FLEX Options Risk (T-REX 2X Long Tesla Daily Target ETF and T-REX 2X Long NVIDIA Daily Target ETF Only). The FLEX Options held by the Funds will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the reference asset. Factors that may influence the value of the FLEX Options, other than gains or losses in the reference asset, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the reference asset.

FLEX Options are listed on an exchange; however, it is not guaranteed that a liquid secondary trading market will exist. In the event that trading in the FLEX Options is limited or absent, the value of the FLEX Options may decrease.

The following section is added to the SAI titled “INVESTMENT STRATEGIES, POLICIES AND RISKS – Other Investment Strategies”

Other Investment Strategies

Common Stock. The T-REX Long TESLA Daily Target ETF may invest directly in stock issued by TSLA, Inc. and the T-REX Long NVIDIA Daily Target ETF may invest directly in stock issued by NVIDIA, Corp. Common stock represents an equity or ownership interest in an issuer, and subjects the particular Fund to the risks of ownership with respect to such issuer. These risks are described in the Funds’ Prospectus. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Investment Company Securities. The Funds may invest in shares of other registered investment companies, including open-end funds, closed-end funds, exchange-traded funds (“ETFs”) and money market funds. As applicable to a particular Fund’s investment strategy, the T-REX Inverse TESLA Daily Target ETF and the T-REX Inverse NVIDIA Daily Target ETF Fund may invest in inverse ETFs, including leveraged inverse ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific security on a daily basis.

When a Fund invests in other investment companies, it indirectly will bear their proportionate share of any fees and expenses payable directly by the underlying funds. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Funds have no control over the investments and related risks taken by the underlying funds in which it invests. Because a Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds, if any.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the ETF’s shares may trade at a market price that is above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that a Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the security underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked security or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

With respect to registered investment companies in which a Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits. For example, Rule 12d1-4 under the 1940 Act permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, Rule 12d1-4 prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, Rule 12d1-4 imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Funds’ orders to close out open options positions.

The Fund’s Use Of Option Contracts. The Funds may purchase and sell a combination of standardized exchange-traded and FLexible EXchange® Options (“FLEX Options”) call option contracts that are based on the value of the price returns of the underlying instrument.

Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated).

Purchasing call options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

The Funds’ Prospectus and Statement of Additional Information are filed with the U.S. Securities and Exchange Commission. For more information about the Funds, please call the Funds toll-free at (833) 759-6110 or visit www.rexshares.com.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE